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                  RETIREMENT INCOME BUILDER II VARIABLE ANNUITY

                                    Issued by

                       Transamerica Life Insurance Company

                         Supplement Dated July 25, 2002
                                     to the
                          Prospectus dated May 1, 2002

Effective September 30, 2002, the Nations International Value subaccount is closed to new investment. "Closed to new investment" means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after September 29, 2002.

If you have any amount in the Nations International Value subaccount on September 30, 2002, you may do the following (subject to the terms and conditions contained in the prospectus):

     . transfer amounts out of the Nations International Value subaccount into other subaccounts;
     . withdraw amounts from the Nations International Value subaccount; and . maintain your current investment in the Nations International Value subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the Nations International Value subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount.

As always, the availability of any subaccount as an investment option, including the Nations International Value subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

This Prospectus Supplement must be accompanied by the Prospectus for the Retirement Income Builder II dated May 1, 2002